BRIDGES INVESTMENT FUND, INC.

SUPPLEMENT DATED OCTOBER 17, 2016

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2016

Effective October 14, 2016, Michael C. Meyer, Chairman of the Bridges Investment Fund, Inc. ("Fund") Board of Directors and Lead Independent Director, resigned from the Fund Board of Directors, and Robert T. Slezak, Vice Chairman of the Fund Board, was elected as Chairman of the Board and Lead Independent Director.  Adam M. Koslosky was elected as Vice Chairman of the Board of Directors.  Kelly A. Walters was moved from the Fund Audit Committee to the Fund Administration and Nominating Committee.  Effective October 14, 2016, the Fund Audit Committee is comprised of independent directors Daniel J. Brabec, Adam M. Koslosky and Robert T. Slezak, and the Fund Administration and Nominating Committee is comprised of independent directors Nathan P. Dodge III, Lyn Wallin Ziegenbein and Kelly A. Walters.

The Board of Directors reduced the size of the Board of Directors from nine to eight, consisting of current members of the Board of Directors as follows:  independent directors Daniel J. Brabec, Nathan P. Dodge III, Adam M. Koslosky, Robert T. Slezak, Kelly A. Walters and Lyn Wallin Ziegenbein, and interested directors Edson L. Bridges III and Robert W. Bridges.  All references to Mr. Meyer are hereby removed, and references to the duties of the Chairman and Lead Independent Director shall refer to Mr. Slezak in such roles.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.